Exhibit 10.3
SUBSCRIPTION AGREEMENT

Excel Corporation
1384 Broadway, 17th Floor
New York, New York 10018

Dear Madam/sir:

Concurrent with execution of this Agreement, the undersigned (the “Purchaser”) is purchasing _______________________________________________ (__________) shares of Common Stock of Excel Corporation (the “Company”) at a price of $0.40 per Share (the “Subscription Price”).

Purchaser hereby confirms the subscription for and purchase of said number of shares and hereby agrees to pay herewith the Subscription Price for such Shares.

Purchaser further confirms that Charles Azrak solicited him/her/it to purchase the shares of Common Stock of the Company and no other person participated in such solicitation other than Charles Azrak.

MAKE CHECK PAYABLE TO: Excel Corporation

Executed this _____ day of ___________________, 2011.

Signature of Purchaser

Printed Name of Purchaser

Address of Purchaser

PLEASE ENSURE FUNDS ARE IN US DOLLARS

	X $0.40	___________	=	US$ ________________
Number of Shares Purchased				Total Subscription Price

Form of Payment:	Cash: ______	Check #: _______	Money Order/Cashier Check ______

Excel Corporation,

By: _________________Title:___________